American Beacon International Equity Index Fund

SUMMARY PROSPECTUS April 30, 2015

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated April 30,2015, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www. americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | Institutional: AIIIX

Investment Objective

The Fund's investment objective is to match the performance of the MSCI EAFE Index (the "EAFE Index" or "Index") as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	Institutional
Management Fees	0.01%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.20%
[1]

The fees and expenses and the example shown in the table that follows include both the expenses of the Fund and the Fund's share of the allocated expenses of the Master International Index Series ("Portfolio") of the Quantitative Master Series LLC.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. The Fund invests all of its investable assets in the Master International Index Series of the Quantitative Master Series LLC, therefore, the portfolio turnover rate is that of the Master International Index Series. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master International Index Series ("Portfolio") of the Quantitative Master Series LLC ("Index LLC"). The discussion below refers to investments made by the Portfolio. For easier reading, in this Prospectus, the term "Fund" includes the Portfolio.

The Portfolio will not attempt to buy or sell securities based on the economic, financial or market analysis of the BlackRock Advisors, LLC, the Portfolio's investment adviser or BlackRock Investment Management, LLC, the Portfolio's sub-adviser (collectively, the "Adviser"), but will instead employ a "passive" investment approach. This means that the Adviser will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index ("EAFE Index") before deduction of expenses. The Portfolio will buy or sell securities only when the Adviser believes it is necessary to do so in order to match the performance of the EAFE Index. Accordingly, it is anticipated that the Portfolio's portfolio turnover and trading costs will be lower than those of an "actively" managed fund. However, the Portfolio has operating and other expenses, while an index does not. Therefore, the Portfolio may tend to underperform EAFE Index to some degree over time.

The Portfolio will be substantially invested in securities in the EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the EAFE Index.

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country's relative market capitalizations, and not its gross domestic product, which means that the index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom) and these countries have the most effect on the index's performance. The stocks in the EAFE Index are chosen by MSCI Inc. ("MSCI") based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the developed international markets. MSCI's selection of a stock for the EAFE Index does not mean that MSCI believes the stock to be an attractive investment.

IEI43015	American Beacon International Equity Index Fund - Summary Prospectus	1

The Portfolio will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Portfolio may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the Portfolio may invest in a sample of equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index as a whole based on the Adviser's optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with fewer transaction costs than would be incurred through full replication.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund.

The discussion below refers to the principal risks associated with an investment in the Portfolio. Because the Fund invests substantially all of its assets in the Portfolio, the principal risks associated with an investment in the Portfolio are the same as those associated with an investment in the Fund. The principal risks of investing in the Portfolio are:

Equity Securities Risk
 Stock markets are volatile. The price of equity security fluctuates based on changes in a company's financial condition and overall market and economic conditions.

Foreign Securities Risk
Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

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Changes in foreign currency exchange rates can affect the value of the Portfolio's investments.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

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Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Portfolio's investments.

Index Fund Risk
An index fund has operating and other expenses while an index does not. As a result, while the Portfolio will attempt to track the applicable index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk and Selection Risk
Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Portfolio management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Master/Feeder Structure Risk
Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Portfolio, which has substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index. The returns of the broad-based market index do not reflect fees, expenses or taxes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Institutional Class Shares. Year Ended 12/31
Highest Quarterly Return: 25.20% 2nd Quarter 2009 1/1/2005 through 12/31/2014 Lowest Quarterly Return: -20.10% 3rd Quarter 2011 1/1/2005 through 12/31/2014

2	American Beacon International Equity Index Fund - Summary Prospectus

Average annual total returns for periods ended December 31 2014
	1 Year	5 Years	10 Years
Institutional Class
Returns Before Taxes	(6.11%)	4.98%	4.26%
Returns After Taxes on Distributions	(7.68%)	4.13%	3.55%
Returns After Taxes on Distributions and Sales of Fund Shares	(3.44%)	3.70%	3.35%

	1 Year	5 Years	10 Years
Index (reflects no deduction for fees expenses or taxes)
MCSI EAFE Index	22.78%	12.44%	6.91%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation

After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager

American Beacon Advisors, Inc. serves as the Manager of the Fund.

The Manager invests all of the Fund's investable assets in the Master International Index Series of the Index LLC which is advised by BlackRock Advisors, LLC.

Portfolio Managers

BlackRock Advisors, LLC	Alan Mason Portfolio Manager/Managing Director Since 2014	Christopher Bliss, CFA, CPA Portfolio Manager/Managing Director Since 2011 Greg Savage, CFA Portfolio Manager/Managing Director Since 2012

Purchase and Sale of Fund Shares

Effective December 31, 2014, the American Beacon International Equity Index Fund closed to new investors. Existing shareholders may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business, at the Fund's NAV per share next calculated after your order is received in proper form. Existing shareholders may purchase, redeem or exchange shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. Existing shareholders also may purchase, redeem or exchange shares offered in this Prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000. The minimum subsequent investment is $50 if the investment is made by ACH, check or exchange. No minimum applies to subsequent investments by wire.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

American Beacon International Equity Index Fund - Summary Prospectus	3